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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) April 4, 2002
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                    Pennsylvania Real Estate Investment Trust
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               (Exact Name of Registrant as Specified in Charter)


Pennsylvania                          1-6300                 23-6216339
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(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)               File Number)           Identification No.)


The Bellevue, 200 S. Broad Street, Philadelphia, Pennsylvania  19102
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(Address of Principal Executive Offices)                     (Zip Code)

Registrant's telephone number, including area code: (215) 875-0700
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 2.           Acquisition or Disposition of Assets.
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         On April 4, 2002, PR Beaver Valley Limited Partnership ("PR Beaver
Valley") acquired Beaver Valley Mall from the California Public Employees' Retirement System ("CalPERS") for $60,750,000. PR Beaver Valley also exercised an option assigned to it by CalPERS for the purchase of a portion of the land on which the mall is situated for an additional $500,000. PR Beaver Valley is indirectly wholly-owned by PREIT Associates, L.P., of which Pennsylvania Real Estate Investment Trust (the "Registrant") is the sole general partner. Beaver Valley Mall is a 1.1 million square foot enclosed regional mall in Beaver Valley, Pennsylvania, located approximately fifteen miles north of Pittsburgh International Airport. The asset acquisition was consummated pursuant to the terms of a Purchase and Sale Agreement dated as of March 29, 2002 between PREIT Associates, L.P. and CalPERS.

         The purchase price was determined pursuant to arms' length negotiations between the Registrant and CalPERS. The majority of the purchase price was financed through a $48.0 million, ten-year mortgage from Column Financial, Inc., a Credit Suisse First Boston company, at a fixed interest rate of 7.36%. The balance of the purchase price was financed through the $175 million revolving portion of the Registrant's $250 million combined revolving credit and construction finance facility led by Wells Fargo Bank National Association.

         The foregoing description is qualified in its entirety by reference to the documents filed as exhibits to this report.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (a) Financial Statements of Business Acquired:

         In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) will be filed by amendment to this Form 8-K no later than 60 days after April 19, 2002.

         (b) Pro Forma Financial Information:

         In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by this Item 7(b) will be filed by amendment to this Form 8-K no later than 60 days after April 19, 2002.

         (c) Exhibits:

         *2.1 Purchase and Sale Agreement, dated as of March 29, 2002, between California Public Employees' Retirement System and PREIT Associates, L.P.

         *2.2 Loan Agreement, dated as of April 4, 2002, between PR Beaver Valley Limited Partnership and Column Financial, Inc.

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         *2.3     Open-End Mortgage and Security Agreement, dated April 4, 2002, between PR Beaver Valley Limited Partnership and Column Financial, Inc.

          2.4 Promissory Note, dated April 4, 2002, between PR Beaver Valley Limited Partnership and Column Financial, Inc.

         * Schedules omitted. The Registrant will furnish a supplementary copy of any omitted schedules to the SEC upon request.




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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PENNSYLVANIA REAL ESTATE INVESTMENT TRUST



Date:  April 11, 2002               By: /s/ Jonathan B. Weller
                                        ----------------------------------------
                                        Jonathan B. Weller
                                        President and Chief Operating Officer







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                                  EXHIBIT INDEX

Exhibit No.       Description of Exhibit
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   *2.1           Purchase and Sale Agreement, dated as of March 29, 2002,
                  between California Public Employees' Retirement System and
                  PREIT Associates, L.P.

   *2.2 Loan Agreement, dated as of April 4, 2002, between PR Beaver Valley Limited Partnership and Column Financial, Inc.

   *2.3 Open-End Mortgage and Security Agreement, dated April 4, 2002, between PR Beaver Valley Limited Partnership and Column Financial, Inc.

    2.4 Promissory Note, dated April 4, 2002, between PR Beaver Valley Limited Partnership and Column Financial, Inc.


* Schedules omitted. The Registrant will furnish a supplementary copy of any omitted schedules to the SEC upon request.



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